FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): April 1, 1998


                            Bear Stearns Mortgage Securities Inc.
                       Mortgage Pass-Through certificates, Series 1998-2
                   (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)




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Item 5.       Other Events.


      1.     A  distribution  was  made to the  Certificateholders  of the Bear
             Stearns   Mortgage   Securities,    Inc.   Mortgage   Pass-Through
             Certificates, Series 1998-2, on April 1, 1998. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Bear Stearns Mortgage Securities Inc., as Seller, and The Bank of New York., as Trustee. Complete Certificateholder report of the underlying Securities maybe obtained from the trustee, The Bank of New York at 101 Barclay Street,Suite 12E, New York, New York 10286





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.1) April 1, 1998 - Information on Distribution to Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          Bear Stearns Mortgage Securities Inc.
                                                    (Registrant)






Date:     April 15, 1998                    By:      /S/William J. Montgoris
                                                        William J. Montgoris
                                                        Treasurer and Secretary




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                        BEAR STEARNS MORTGAGE SECURITIES INC.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.1)               April 1, 1998 - Information on Distribution to
                          Certificateholders






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